===============================================================

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                   ---------------------------

                           FORM 8-K/A
                        Amendment No. 1

           PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 1997

          --------------------------------------------

                 WALDEN RESIDENTIAL PROPERTIES, INC.
       (Exact name of Registrant as specified in its Charter)

                              MARYLAND
                    (State or other jurisdiction
                  of incorporation or organization)

                              1-12592
                      (Commission file number)


                            75-2506197
                  (I.R.S. Employer Identification
                              Number)

                        One Lincoln Centre
                    5400 LBJ Freeway, Suite 400
                        Dallas, Texas 75240
             (Address of principal executive offices)

Registrant's telephone number, including area code:  (972) 788-0510




                           Not Applicable
   (Former name or former address, if changed since last report)

 ==================================================================



                          EXPLANATORY NOTE

   Walden Residential Properties, Inc. (the "Company"), a Maryland corporation, hereby amends its Form 8-K filed August 7, 1997, by reclassifying the convertible equity securities formerly reported as a component of stockholders' equity in its pro forma condensed consolidated balance sheets to minority interests and by restating its pro forma condensed consolidated statements of income to reflect distributions or income on such convertible equity securities as income allocated to minority interests which is deducted in arriving at net income. The Company believes these changes are necessary to conform the Company's financial statements to generally accepted accounting principles. These changes will have no impact on the financial condition, business or assets of the Company and do not change the Company's net income available to common stockholders per share or funds from operations.



                 WALDEN RESIDENTIAL PROPERTIES, INC.

Item 2.   Acquisition or Disposition of Assets . . . . . . . . . . . . .3

Item 7.   Financial Statements and Exhibits

          a.   Financial Statements of Audited Acquisition
               Properties

               Independent Auditors' Report. . . . . . . . . . . . . . .5

               Statements of Revenues and Certain Expenses for the
               Three Months Ended March 31, 1997 (Unaudited) and for
               the Year Ended December 31, 1996. . . . . . . . . . . . .6

               Notes to Statements of Revenues and Certain Expenses. . .7

          b.   Pro Forma Financial Information of Walden
               Residential Properties, Inc.

               Pro Forma Condensed Consolidated Balance Sheet
               as of March 31, 1997 (Unaudited) (As Restated). . . . . .9

               Pro Forma Condensed Consolidated Statement of Income
               for the Three Months Ended March 31, 1997
               (Unaudited) (As Restated) . . . . . . . . . . . . . . . .10

               Pro Forma Condensed Consolidated Statement of Income
               for the Year Ended December 31, 1996 (Unaudited)
               (As Restated) . . . . . . . . . . . . . . . . . . . . . .12

           c.  Exhibit 23.1 - Independent Auditors' Consent



Item 2.   Acquisition or Disposition of Assets

     Acquisitions
     ------------

     On April 21, 1997, Walden Residential Properties, Inc. (the
"Company") acquired the following properties (the "Arbors
Apartments"):

                                                                                  Occupancy
Property                Location            Units   Seller                      at Acquisition
--------                --------            -----   ------                      --------------
Arbor Park              Dallas, Texas         276   Arbor Park Limited                94%
Arbors of Bedford       Bedford, Texas        204   Arbors of Bedford Limited         90%
Arbors of Carrollton    Carrollton, Texas     131   Arbor Mill Limited                94%
Arbors of Euless        Euless, Texas         272   Euless II Limited                 94%
Arbors of Forest Lane   Dallas, Texas         154   The Arbors of Forest Lane, Ltd.   93%
Arbors of Austin        Austin, Texas         226   The Arbors of Austin, Ltd.        94%
                                            -----
                                            1,263
                                            =====

     The combined purchase price was approximately $39.8 million.
The purchase was financed approximately as follows:

     Credit Facility                                    $18,500,000
     Cash                                                20,248,000
     Limited partnership interests                        1,050,000
                                                        -----------
                                                        $39,798,000
                                                        ===========

     The Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Arbors Apartments were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Arbors Apartments as multifamily apartment properties.

     The purchase price that was negotiated with the Sellers was determined through internal analysis by the Company of historical cash flows and fair market values of the Arbors Apartments with adjustments for the Company's estimates of the cost of operation.



Item 7.   Financial Statements and Exhibits

     The undersigned Registrant hereby submits the Financial
Statements for the Arbors Apartments referred to in Item 2.

     a.   Financial Statements

          Statements of Revenues and Certain Expenses of the Arbors Apartments for the three months ended March 31, 1997 (unaudited) and for the year ended December 31, 1996, notes to the financial statements and the report of Deloitte & Touche LLP with respect to the Statement of Revenues and Certain Expenses for the year ended December 31, 1996, are presented on pages 4 through 6.



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Arbor Park, Arbors of Bedford, Arbors of Carrollton, Arbors of Euless, Arbors of Forest Lane and Arbors of Austin ("Arbors Apartments") for the year ended December 31, 1996. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Arbors Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Arbors
Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
---------------------

Dallas, Texas
April 18, 1997



                                    ARBORS APARTMENTS
                  COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                     (In thousands)

                                            Three Months Ended      Year Ended
                                              March 31, 1997     December 31, 1996
                                              --------------     -----------------
                                                (Unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . .       $1,856              $7,317
  Other property income, net . . . . . . . .           58                 227
                                                   ------              ------
     Total revenues. . . . . . . . . . . . .        1,914               7,544
                                                   ------              ------
Certain Expenses
  Property operating and maintenance . . . .          552               2,394
  Real estate taxes. . . . . . . . . . . . .          223                 895
  Management fees. . . . . . . . . . . . . .           77                 298
                                                   ------              ------
     Total expenses. . . . . . . . . . . . .          852               3,587
                                                   ------              ------
Revenues in excess of certain expenses . . .       $1,062              $3,957
                                                   ======              ======

       See Notes to Combined Statements of Revenues and Certain Expenses.



                      ARBORS APARTMENTS
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note 1 - Basis of Presentation and Summary of Significant
         Accounting Policies

     Basis of Presentation. The combined operating revenues and direct operating expenses of Arbor Park, Arbors of Bedford, Arbors of Carrollton, Arbors of Euless, Arbors of Forest Lane and Arbors of Austin ("Arbors Apartments") described in Note 2 are presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc., in the proposed future operations of the Arbors Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Arbors Apartments.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Management Fees. The Arbors Apartments have management agreements with affiliated management companies to maintain and manage the operations of the apartment complexes. Management fees are based on 4% of total revenue collected.

     Interim Financial Data. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the combined statement of revenues and certain expenses of Arbors Apartments for the three months ended March 31, 1997 have been included. The combined results of operations for the three months ended March 31, 1997 are not necessarily indicative of the results for the full year.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of certain revenues and expenses as of and for the reporting periods. Actual results may differ from such estimates.

Note 2 - Description of the Audited Acquisition Properties

                                           Number
Property               Location           of Units

Arbor Park             Dallas, Texas         276
Arbors of Bedford      Bedford, Texas        204
Arbors of Carrollton   Carrollton, Texas     131
Arbors of Euless       Euless, Texas         272
Arbors of Forest Lane  Dallas, Texas         154
Arbors of Austin       Austin, Texas         226
                                           -----
                                           1,263
                                           =====



Item 7.   Financial Statements and Exhibits

     b.   Pro Forma Financial Information

          The following March 31, 1997, unaudited Pro Forma Condensed Balance Sheet of Walden Residential Properties, Inc. (the "Company") reflects the March 31, 1997 Consolidated Balance Sheet adjusted for (1) the acquisition of the properties acquired on April 21, 1997, and (2) the estimated Credit Facility borrowings, cash disbursements and stock issuances necessary to finance the acquisition.

          The following unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1997, and the twelve months ended December 31, 1996, were prepared from the consolidated financial statements of the Company by adjusting for properties acquired or disposed of during the periods presented and properties acquired on April 21, 1997, including the related debt or stock offerings used to finance the acquisitions, debt that was repaid from the proceeds of dispositions, or estimated Credit Facility borrowings as if all of these transactions had occurred on January 1, 1997 and 1996, respectively. This is not necessarily indicative of what the performance would have been had the Company owned these properties for the entire period, nor does it purport to represent future results of operations of the Company.



                     WALDEN RESIDENTIAL PROPERTIES, INC.
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (As Restated)
                               March 31, 1997
                                (Unaudited)
                               (In thousands)

                                                 Historical      Acquisitions      Pro Forma
                                                 ----------      ------------      ---------
ASSETS
  Real estate assets -- net. . . . . . . . . .    $649,665        $  39,798  (a)    $689,463
  Other assets . . . . . . . . . . . . . . . .      10,039              432  (b)      10,471
  Cash and cash equivalents. . . . . . . . . .      22,493          (20,248) (c)       2,245
  Restricted cash. . . . . . . . . . . . . . .       7,896              --             7,896
                                                  --------        ---------         --------
     Total assets. . . . . . . . . . . . . . .    $690,093        $  19,982         $710,075
                                                  ========        =========         ========
LIABILITIES
  Mortgage notes payable . . . . . . . . . . .    $258,085        $     --          $258,085
  Credit facility. . . . . . . . . . . . . . .         --            18,500  (d)      18,500
  Other liabilities. . . . . . . . . . . . . .      16,014              432  (e)      16,446
                                                  --------        ---------         --------
     Total liabilities . . . . . . . . . . . .     274,099           18,932          293,031
                                                  --------        ---------         --------
MINORITY INTERESTS . . . . . . . . . . . . . .      14,886            1,050  (f)      15,936
                                                  --------        ---------         --------
STOCKHOLDERS' EQUITY
  Preferred stock. . . . . . . . . . . . . . .          58              --                58
  Common stock . . . . . . . . . . . . . . . .         174              --               174
  Additional paid in capital . . . . . . . . .     444,947              --           444,947
  Notes receivable from Company officers . . .      (5,263)             --            (5,263)
  Deferred compensation on
    Restricted Stock . . . . . . . . . . . . .      (2,800)             --            (2,800)
  Distributions in excess of net income. . . .      (36,008)            --           (36,008)
                                                   --------       ---------         --------
     Total stockholders' equity. . . . . . . .      401,108             --           401,108
     Total liabilities and stockholders'           --------       ---------         --------
       equity. . . . . . . . . . . . . . . . .     $690,093       $  19,982         $710,075
                                                   ========       =========         ========



(a)  Represents cost of properties acquired on April 21, 1997.

(b) Represents security deposit escrows and real estate tax escrows required on acquisition properties.

(c) Represents estimated cash used to purchase the properties acquired on April 21, 1997.

(d) Represents estimated draws on Credit Facility to finance acquisitions on April 21, 1997.

(e) Represents real estate tax liabilities and security deposit liabilities that would be assumed had the properties acquired on April 21, 1997 been owned on March 31, 1997.

(f) Represents minority interests related to the limited partnership interests issued to finance acquisitions on April 21, 1997.



                       WALDEN RESIDENTIAL PROPERTIES, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (As Restated)
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)
                  (In thousands, except per share information)

                                                                                Arbors          Pro Forma
                                                               Historical    Apartments (a)    Adjustments    Pro Forma
                                                               ----------    --------------    -----------    ---------
REVENUES
  Rental income. . . . . . . . . . . . . . . . . . . . . .       $31,516       $  1,856         $    --        $33,372
  Other property income. . . . . . . . . . . . . . . . . .         1,272             58              --          1,330
  Interest income. . . . . . . . . . . . . . . . . . . . .           503            --              (257) (b)      246
                                                                 -------       --------         --------       -------
     Total revenues. . . . . . . . . . . . . . . . . . . .        33,291          1,914             (257)       34,948
                                                                 -------       --------         --------       -------
EXPENSES
  Property operating and maintenance . . . . . . . . . . .        10,569            552              --         11,121
  Real estate taxes. . . . . . . . . . . . . . . . . . . .         3,149            223              --          3,372
  General and administrative . . . . . . . . . . . . . . .         1,422            --               --          1,422
  Interest . . . . . . . . . . . . . . . . . . . . . . . .         4,877            --               308  (c)    5,185
  Financing costs and amortization . . . . . . . . . . . .           211            --               --            211
  Depreciation . . . . . . . . . . . . . . . . . . . . . .         6,328            --               267  (d)    6,595
                                                                 -------       --------         --------       -------
     Total expenses. . . . . . . . . . . . . . . . . . . .        26,556            775              575        27,906
                                                                 -------       --------         --------       -------
Income before income allocated to minority interests . . .         6,735          1,139             (832)        7,042

Income allocated to minority interests . . . . . . . . . .          (405)           --                (8) (e)     (413)
                                                                 -------       --------         --------       -------
Net income . . . . . . . . . . . . . . . . . . . . . . . .         6,330          1,139             (840)        6,629

Preferred distributions. . . . . . . . . . . . . . . . . .        (3,312)           --               --         (3,312)
                                                                 -------       --------         --------       -------
Net income available to common stockholders. . . . . . . .       $ 3,018       $  1,139         $   (840)      $ 3,317
                                                                 =======       ========         ========       =======
Net income available to common stockholders per share. . .       $  0.18                                       $  0.19
                                                                 =======                                       =======
Weighted average shares of common stock. . . . . . . . . .        17,153                              36  (f)   17,189
                                                                 =======                        ========       =======



(a) Represents historical revenues and certain expenses for the Arbors Apartments. Excludes third party management fees.

(b) Represents pro forma adjustment for interest earned on escrowed funds which were used for acquiring the Arbors
     Apartments.

(c) Represents pro forma adjustment required to present interest expenses as if the debt reflected on the pro forma condensed consolidated balance sheet at March 31, 1997 had been outstanding for the entire period at the then applicable rates.

(d) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at March 31, 1997 had been in place for the entire period.

(e) Represents pro forma adjustment for minority interests as if the issuance of the limited partnership interests were outstanding since January 1, 1997.

(f) Represents pro forma adjustment for weighted average shares outstanding as if the issuance of common shares were outstanding since January 1, 1997.



                       WALDEN RESIDENTIAL PROPERTIES, INC.
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (As Restated)
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                  (In thousands, except per share information)

                                                                                     Arbors        Pro Forma
                                     Historical   Acquisitions (a)   Sales (b)   Apartments (c)   Adjustments   Pro Forma
                                     ----------   ----------------   ---------   --------------   -----------   ---------
REVENUES
  Rental income. . . . . . . . . . .  $105,602        $ 21,608       $ (2,466)      $  7,317        $    --      $132,061
  Other property income. . . . . . .     3,873             674            (88)           227             --         4,686
  Interest income. . . . . . . . . .     1,433             --             --             --             (349)(d)    1,084
  Income from WDN Management . . . .       263             --             --             --              --           263
                                      --------        --------       --------       --------        --------     --------
     Total revenues. . . . . . . . .   111,171          22,282         (2,554)         7,544            (349)     138,094
                                      --------        --------       --------       --------        --------     --------
EXPENSES
  Property operating and
    maintenance. . . . . . . . . . .    37,521           7,901           (924)         2,394             --        46,892
  Real estate taxes. . . . . . . . .    10,039           1,943           (189)           895             --        12,688
  General and administrative . . . .     5,124             --             --             --              --         5,124
  Interest . . . . . . . . . . . . .    20,573             --             --             --              249 (e)   20,822
  Financing costs and amortization .       916             --             --             --              (72)(f)      844
  Depreciation . . . . . . . . . . .    19,810             --             --             --            6,568 (g)   26,378
                                      --------        --------       --------       --------        --------     --------
     Total expenses. . . . . . . . .    93,983           9,844         (1,113)         3,289           6,745      112,748
                                      --------        --------       --------       --------        --------     --------
Income before income allocated to
  minority interests . . . . . . . .    17,188          12,438         (1,441)         4,255          (7,094)      25,346

Income allocated to minority
  interests. . . . . . . . . . . . .    (1,705)            --             --             --              (27)(h)   (1,732)
                                      --------        --------       --------       --------        --------     --------

Net income . . . . . . . . . . . . .    15,483          12,438         (1,441)         4,255          (7,121)      23,614

Preferred distributions. . . . . . .    (2,387)            --             --             --          (10,909)(i)  (13,296)
                                      --------        --------       --------       --------       --------      --------
Net income available to common
  stockholders . . . . . . . . . . .  $ 13,096        $ 12,438       $ (1,441)      $  4,255        $(18,030)    $ 10,318
                                      ========        ========       ========       ========        ========     ========
Net income available to common
  stockholders per share . . . . . .  $   0.89                                                                   $   0.61
                                      ========                                                                   ========
Weighted average shares of common
  stock. . . . . . . . . . . . . . .    14,720                                                         2,321 (i)   17,041
                                      ========                                                      ========     ========



(a) Represents historical revenues and certain expenses for properties acquired in 1996, and from January 1, 1996, through the earlier of December 31, 1996, or date of acquisition.
     Amounts exclude third party management fees.

(b) Represents historical revenues and expenses on properties sold in 1996 from January 1, 1996 through the date of sale.

(c) Represents historical revenues and certain expenses for the Arbors Apartments for the year ended December 31, 1996, excluding third party management fees.

(d) Represents pro forma adjustment for interest earned on escrowed funds which were used for acquiring Arbors Apartments and properties acquired in 1996 through March 31, 1997.

(e) Represents pro forma adjustment required to present interest expense as if the debt reflected on the pro forma condensed consolidated balance sheet at March 31, 1997 had been outstanding for the entire period at the then applicable rates.

(f) Represents pro forma adjustment required to present financing costs and amortization expense as if the amortizable assets on the pro forma condensed consolidated balance sheet at March
     31, 1997 had been in place for the entire period.

(g) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at March 31, 1997 had been in place for the entire period.

(h) Represents pro forma adjustment for minority interests as if the issuance of the limited partnership interests were outstanding since January 1, 1996.

(i) Represents pro forma adjustment for preferred distributions and weighted average shares outstanding as if the issuance of preferred and common shares were outstanding since January 1, 1996.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/ Mark S. Dillinger                             February 18, 1998
---------------------                             --------------
Mark S. Dillinger                                 Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financing and Accounting Officer)